Exhibit 99.1

Filed by Echo Healthcare Acquisition Corp. (Commission File No. 000-51596)
Pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the
Securities Exchange Act of 1934, as amended

For Further Information:

AT ECHO HEALTHCARE:	AT FINANCIAL RELATIONS BOARD:
Joel Kanter	Kathy Price
President and Secretary	General Information
Echo Healthcare Acquisition Corp.	(213) 486-6547
(703) 760-7888	kprice@frbir.com

FOR IMMEDIATE RELEASE
ECHO HEALTHCARE EXTENDS STOCKHOLDER VOTE ON PROPOSED
MERGER WITH XLNT VETERINARY CARE
TO JANUARY 4, 2008

VIENNA, Virginia—December 28, 2007—Echo Healthcare Acquisition Corp. (“Echo” or the “Company”) (OTCBB: EHHA.OB), a blank check company, announced at its special meeting of stockholders today that it was temporarily adjourning its meeting to provide stockholders additional time to consider and vote on the proposed merger transaction with XLNT Veterinary Care, Inc. (“XLNT”) and the related matters set forth in the proxy statement/prospectus previously mailed to Echo stockholders.  The Echo special meeting will reconvene on Friday, January 4, 2008 at 10:00 a.m., New York time at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York 10173.

“Due to holiday schedules, we decided to extend the voting timeframe in order to allow certain institutional investors who have expressed an interest in acquiring shares of Echo common stock that would be voted in favor of the proposed merger to execute their transactions.  We are continuing these discussions and  believe it is in the best interest of our stockholders to provide additional time for these investors to have an opportunity to complete an investment and to vote on our proposed merger with XLNT,” said Gene Burleson, Chairman and CEO of Echo.

The record date for stockholders entitled to vote at the special meeting remains the close of business on November 7, 2007.

Internet and telephone voting for shares held in street name will be available through 11:59 p.m. Thursday, January 3, 2008. Echo stockholders with questions about voting their shares or the merger should contact Thomas P. Skulski of Morrow & Co., the Company’s proxy solicitor, at (203) 658-9400. Echo stockholders seeking to withdraw shares previously submitted for conversion should ensure that their bank or broker makes arrangements with Corporate Stock Transfer, Inc. to withdraw their shares by 5:00 p.m., New York time on January 3, 2008. Similarly, stockholders seeking to exercise their conversion rights must complete the procedures set forth in the supplement dated November 26, 2007 before 5:00 p.m., New York time on January 3, 2008.  If you have previously sent in a proxy card, you do not need to send another card unless you desire to change your vote.

The Board of Directors of Echo unanimously recommends that stockholders vote “for” each of the proposals related to the proposed merger transaction. Additional information about the proposed merger and each of the other proposals can be found in the definitive proxy statement/prospectus and supplement.  A definitive proxy statement/prospectus relating to the special meeting was filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2007 and a subsequent supplement to that proxy statement/prospectus was filed with the SEC on November 27, 2007. The supplement and the entire proxy statement/prospectus are also available at the Company’s website at www.echohealthcare.com and as filed at www.sec.gov.

About Echo Healthcare Acquisition Corp.

Echo Healthcare Acquisition Corp. is a blank check company that was formed on June 10, 2005 to serve as a vehicle for the acquisition of one or more domestic or international operating businesses in the healthcare industry.  On March 22, 2006, Echo consummated its initial public offering (“IPO”) of 6,250,000 Units. On March 27, 2006, the Company consummated the closing of 937,500 additional Units subject to the underwriters' over-allotment option.  The 7,187,500 Units sold in the IPO (including the 937,500 Units subject to the underwriters' over-allotment option) were sold at an offering price of $8.00 per Unit, which together with the private placement of the 458,333 warrants to certain stockholders and directors of the Company at an offering price of $1.20 per share, generated total gross proceeds of $58,050,000.  Of this amount, $54,947,000 was placed in trust.  Echo common stock trades on the OTC Bulletin Board under the symbol EHHA.OB. To learn more about Echo, visit the website at www.echohealthcare.com.

About XLNT Veterinary Care, Inc.

XLNT Veterinary Care, Inc. is a provider of veterinary primary care and specialized services to companion animals through a network of fully-owned veterinary hospitals.  XLNT currently owns and operates 26 veterinary hospitals in the State of California.

Additional Information about the Merger and Where to Find It

Echo has filed a Registration Statement on Form S-4 with the SEC in connection with the merger, and has mailed a Proxy Statement/Prospectus concerning the proposed merger transaction to stockholders of record as of November 7, 2007.  INVESTORS AND SECURITY HOLDERS OF ECHO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT ECHO, XLNT, THE MERGER AND RELATED MATTERS. Investors and security holders may obtain the documents free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Echo by directing a written request to: Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, VA 22182, or by visiting Echo’s web site at www.echohealthcare.com. Investors and security holders are urged to read the proxy statement/ prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

In addition to the Registration Statement, proxy statement/prospectus and supplements to the proxy statement/prospectus, Echo files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Echo at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Echo’s filings with the SEC are also available to the public from commercial document retrieval services and at the SEC’s web site at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Echo will be soliciting proxies from the stockholders of Echo in connection with the merger and issuance of shares of Echo common stock in the merger. Information about the participants in the solicitation and their interests in the merger is included in the Proxy Statement/Prospectus.

Safe Harbor Statement

Except for the historical information contained herein, certain matters discussed herein, including statements as to the expected benefits of the combination of the two companies, future product and service offerings, expected synergies, and timing of closing, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the satisfaction of certain conditions to closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all, the ability to successfully integrate the two companies and achieve expected synergies following the merger, the ability of the combined company to successfully acquire, integrate and operate veterinary hospitals and clinics, requirements or changes affecting the businesses in which XLNT is engaged, veterinary services trends, including factors affecting supply and demand, dependence on acquisitions for growth, labor and personnel relations, changing interpretations of generally accepted accounting principles and other risks detailed from time to time in the SEC reports of Echo, including its Forms 10-K and 10-Q filings, and the Form S-4 Registration Statement. These forward-looking statements speak only as of the date hereof. Echo disclaims any intention or obligation to update or revise any forward-looking statements.
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